UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 01, 2023

VERADIGM INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart
Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

Allscripts Healthcare Solutions, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Corporate Name Change to Veradigm Inc.

Effective January 1, 2023, Allscripts Healthcare Solutions, Inc. amended its Fifth Amended and Restated Certificate of Incorporation to change its name to “Veradigm Inc.” (the “Company”). Stockholder approval of the name change was not required pursuant to Section 242(b) of the General Corporation Law of the State of Delaware. The By-Laws of the Company, as amended and restated on August 18, 2015, have similarly been amended to reflect the name change, also effective on January 1, 2023. The Company’s common stock will continue to trade on The Nasdaq Stock Market LLC (Nasdaq Global Select Market) under the symbol “MDRX”, and its CUSIP number will not change.

Copies of the Certificate of Amendment of Fifth Amended and Restated Certificate of Incorporation of Allscripts Healthcare Solutions, Inc., as filed with the Secretary of State of the State of Delaware, and the First Amendment to By-Laws of Allscripts Healthcare Solutions, Inc., as amended and restated on August 18, 2015, are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 3, 2023, the Company issued a press release regarding the Company’s name change. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment of Fifth Amended and Restated Certificate of Incorporation of Allscripts Healthcare Solutions, Inc.
3.2	First Amendment to By-Laws of Allscripts Healthcare Solutions, Inc., as amended and restated on August 18, 2015
99.1	Press release issued by Veradigm Inc. on January 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.

Date:	January 3, 2023	By:	/s/ Eric Jacobson
Eric Jacobson Senior Vice President, Deputy General Counsel and Corporate Secretary